UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 8, 2003

United Online, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33367	77-0575839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2555 Townsgate Road
Westlake Village, California 91361
(Address of principal executive offices) (Zip Code)

Telephone: (805) 418-2000
(Registrant’s telephone number, including area code)

ITEM 8. CHANGE IN FISCAL YEAR

On December 8, 2003, the Board of Directors of United Online, Inc. approved the change of its fiscal year end from June 30 to December 31. The company's 2003 fiscal year will end on December 31, 2003. The Company intends to file a report with the Securities and Exchange Commission covering the sixth-month transition period ending December 31, 2003 on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2003	UNITED ONLINE, INC.

/s/ Charles S. Hilliard
Charles S. Hilliard
Executive Vice President, Finance and Chief Financial Officer